UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2026

Yorkville International Capital Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43352	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue

Mountainside, NJ 07092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 985-8300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	YICCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	YICC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	YICCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2026, Yorkville International Capital Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 23,000,000 units (the “Units”), including the exercise in full by the underwriter of an option to purchase up to 3,000,000 units to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-third of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated June 15, 2026, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 15, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 15, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 15, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 15, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Yorkville International Capital Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 15, 2026 (the “Underwriter Private Placement Warrants Purchase Agreement” and, together with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and between the Company and CCM, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 15, 2026, by and among the Company, its officers, its directors, its advisors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated June 15, 2026, by and between the Company and our Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	Indemnity Agreements, dated June 15, 2026, by and between the Company and each Director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private placement of an aggregate of 6,300,000 Warrants (the “Private Placement Warrants”) to the Sponsor and CCM, the representative of the underwriters, at $1.00 per Warrant, each whole Warrant exercisable to purchase one Class A Ordinary Share of the Company. Of those 6,300,000 Private Placement Warrants, the Sponsor purchased 4,000,000 Private Placement Warrants and CCM purchased 2,300,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2026, in connection with the IPO, Kevin McGurn, Owen A. May, Mark Hiltwein and John-Paul Colaco (the “New Directors” and, collectively with Mark Angelo, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Each of Messrs. May, Hiltwein and Colaco were appointed to the Board’s Audit Committee with Mr. Hiltwein serving as chair of the Audit Committee. Each of Messrs. May, Hiltwein and Colaco were appointed to the Board’s Compensation Committee, with Mr. Colaco serving as chair of the Compensation Committee.

On June 15, 2026, the Company entered into indemnity agreements with each of its directors and officers that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibits 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on June 15, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000, comprised of certain of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes up to $9,200,000 of the underwriter’s deferred discount and commissions), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On June 15, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 17, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 15, 2026, by and between the Company and CCM, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated June 15, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, June 15, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated June 15, 2026, by and among the Company and certain security holders.

10.3	Private Placement Warrants Purchase Agreement, dated June 15, 2026, by and between the Company and the Sponsor.

10.4	Private Placement Warrants Purchase Agreement, dated June 15, 2026, by and between the Company and CCM.

10.5	Letter Agreement, dated June 15, 2026, by and among the Company, its officers, directors and the Sponsor.

10.6	Administrative Services Agreement, dated June 15, 2026, by and between the Company and the Sponsor.

10.7	Form of Indemnity Agreement

99.1	Press Release, dated June 15, 2026.

99.2	Press Release, dated June 17, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORKVILLE INTERNATIONAL CAPITAL CORP.

	By:	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title:	Chief Executive Officer

Dated: June 18, 2026